Additional cash flows information (Tables)	12 Months Ended
Aug. 31, 2023
Additional cash flows information.
Summary of financing and investing activities not involving cash

	2023	2022	2021
	$	$	$
Advances to related parties converted to shares	—	—	898,489
Unpaid share subscription	—	—	39,200
Right-of-use assets transferred to intangibles, net of accumulated depreciation	—	—	5,981
Additions to right-of-use assets	921,498	234,608	852,467
Lease termination	101,471	273,652	37,033
Shares issued as consideration for the acquisition of intangible assets	—	—	573,936
Shares issued as consideration for business acquisition	—	—	3,474,232
Transaction costs for share issuance transferred from prepaid	—	—	213,019